COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 10 — COMMITMENTS AND CONTINGENCIES

The Company is party to a Publisher Agreement with a service provider to generate publishing revenue. The Company received $225,000 in deposits by the publisher. Two stockholders of the Company also co-founded this service provider. The Company may earn revenue based on direct payments under the application (100% of such payments allocated to the Company) and/or based on alternative payment service revenue which results from utilization of the platform provided by the publisher which incentives end users to complete certain tasks in response to advertisements presented within the application (i.e. to purchase other applications on the publisher’s platform) (70% of such revenues allocated to the Company). The latter revenue source is shared with the publisher, who will be the exclusive provider of the service that incentives the site user completion described above starting from the date that the first application begins utilizing this service. This revenue is subject to a $50,000 recoupment (the “Recoupment Amount”) which would be withheld by the service provider in settlement of the $225,000 deposit or any marketing credits (as discussed below) that it provides to the Company. The Company is required to maintain exclusivity on the Publisher’s platform for 24 months, plus any extension period. In addition, the Company can receive $50,000 in marketing credits, which may be used in lieu of other forms of payment and only for the promotion and distribution of the applications within the publisher's network.

In May 2011, the Company entered into a Development and Licensing Agreement with a consultant to build an Android game platform for the Company. The Agreement called for a payment of $32,500 upon the execution of the agreement, and the final payment of $32,500 when the product is completed as agreed upon by the parties and shipped. The application was deployed as of December 31, 2011, with $55,250 expensed for software application development costs with $9,750 to be recognized in future periods based on the completion of services. The consultant will also be entitled to 20% of the net revenue paid to the Company by the publisher above (which primarily markets on Android) or Apple, Inc. platforms (less any marketing credits paid by the third parties), but only effective after the Company first receives $65,000 in such net revenue.

In May 2011, the Company entered into an Employment Agreement with an individual who became a Signatory member in October 2011 (see NOTE 9 above). The individual's employment was approved as Managing Director. The agreement term is for one year unless terminated by good cause, and renews automatically for one year unless cancelled six months from the date of signing. The employee’s annual salary is $225,000 per the terms of the employment agreement.

In November 2011, the Company entered into Employment Agreements with the Chief Executive Officer and Executive Vice President. The individuals' employment will begin upon the closing of a minimum financing of $250,000. Both agreements' term are for one year unless terminated by good cause, and renew automatically for one year unless cancelled six months from the date of signing. The employee’s annual salary is $150,000 per the terms of the employment agreement.

In November 2011, the Company entered into an Employment Agreement with a Non-Executive Chairman. The agreement may be terminated for good cause within the first year. The employee’s annual salary is $150,000 per the terms of the employment agreement.

In December 2011, the Company entered into a Merger Agreement and Plan of Reorganization with Ascend Acquisition Corp (“Ascend”), a publicly traded shell company. The effective date of the merger will be upon closing of the transaction, which had not occurred as of December 31, 2011. Upon the closing of the transaction, the members of the Company will exchange their membership interests for common stock of Ascend, which will provide the former members with a minimum ownership of 75% of the fully diluted capitalization of Ascend.